UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  November 25, 2009


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of registrant as specified in its charter)

         Nevada                   001-14237                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                730 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)

                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On November 25, 2009, Financial Federal Corporation ("Financial Federal") issued a press release announcing that as a result of its pending merger with People's United Financial, Inc. and in anticipation of a special meeting of the Financial Federal stockholders to vote on the merger, the 2009 annual meeting of stockholders previously scheduled for December 8, 2009 has been postponed indefinitely.

     A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits.

       The following exhibits are filed herewith:

       99.1       Press Release, dated November 25, 2009

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

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By:  /s/ Steven F. Groth
                                            -------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial
                                            Officer)


November 23, 2009
-----------------
(Date)

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                               EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    -------------------------------------------------------
99.1           Press Release, dated November 25, 2009


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